Q2 2025 Earnings Presentation August 7, 2025 Exhibit 99.2

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements

Powering the world’s payments ecosystem ACI Worldwide, an original innovator in global payments technology, delivers transformative software solutions that power intelligent payments orchestration in real time so banks, billers, and merchants can drive growth while continuously modernising their payment infrastructures, simply and securely. With nearly 50 years of trusted payments expertise, we combine our global footprint with a local presence to offer enhanced payment experiences to stay ahead of constantly changing payment challenges and opportunities.

ACI Financial Results for Quarter Ended June 30, 2025 4 "We delivered solid second quarter and first half results, reflecting the organizational improvements we have invested in and the momentum we generated by signing renewals and new business early in the year. These structural shifts have enabled us to pursue more strategic opportunities and move towards a more scalable and less seasonally- weighted financial model. Looking ahead, we remain focused on increasing shareholder value through sales execution, enhancing the growth orientation across ACI, and the continued development and rollout of Connetic, our next generation payments hub platform.” “Our momentum from last quarter continued to build in Q2, with revenue from Payment Software segment growing 18% and Biller segment growing 13% over the first half of 2024. While Q2 adjusted EBITDA reflected the timing of higher-margin license contracts and renewals, our adjusted EBITDA for the first half of 2025 increased by 24% compared to the same period last year. In line with our commitment to balanced capital allocation and continued shareholder returns, we repurchased 2.4 million shares in Q2, representing 2.4% of shares outstanding. Given the robust performance across the business, we are raising our full-year outlook for both revenue and adjusted EBITDA for 2025.” Thomas W. Warsop, III ACI President and Chief Executive Officer Robert Leibrock ACI Chief Financial Officer CEO and CFO Perspective

Strong Growth and Financial Position 5Confidential $190M CASH BALANCE 1.4x NET DEBT LEVERAGE RATIO 2.7M SHARES REPURCHASED FIRST HALF 2025 FOR $134M $223M REMAINING ON SHARE REPURCHASE AUTHORIZATION 15% REVENUE GROWTH 34% NET ADJUSTED EBITDA MARGIN $175M ADJUSTED EBITDA $128M CASH FLOW FROM OPERATING ACTIVITIES FIRST-HALF 2025 AS OF JUNE 30, 2025

Q2 2025 Highlights 6 Consolidated Results Segment Results* Balance Sheet** First Half 2025 Highlights Consolidated Results Segment Results* Share Repurchases**

Raising 2025 Financial Guidance 7

Strong first half; raising FY 2025 guidance for both revenue and adjusted EBITDA Q2 2025 Key Takeaways 8Confidential Q2 results were ahead of expectations for both revenue & adjusted EBITDA Continuing to invest in Connetic, cloud-native payments hub - building pipeline and momentum High margin model with $175M adjusted EBITDA in first half 2025, 34% net adjusted EBITDA margin, up from 31% in first half 2024 Returned capital to shareholders, with 2.4 million shares repurchased in Q2, representing 2.4% of share outstanding Strong financial position with $190M in cash and 1.4x net debt ratio Retired $400 million senior unsecured notes maturing in 2026 with an incremental term loan under the credit facility that matures in February 2029.

Supplemental Financial Data 9Confidential

Supplemental Financial Data 10Confidential Three Months Ended June 30, Six Months Ended June 30, Recurring Revenue (millions) 2025 2024 2025 2024 SaaS and PaaS fees $ 271.3 $ 235.4 $ 508.3 $ 451.1 Maintenance fees 50.4 48.7 99.1 96.5 Recurring Revenue $ 321.7 $ 284.1 $ 607.4 $ 547.6 Three Months Ended June 30, TTM Ended June 30, New Bookings (millions) 2025 2024 2025 2024 Annual recurring revenue (ARR) bookings $ 24.3 $ 13.1 $ 79.5 $ 68.8 License and services bookings 58.1 80.7 290.2 268.5 Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 11Confidential Three Months Ended June 30, Six Months Ended June 30, Adjusted EBITDA (millions) 2025 2024 2025 2024 Net income $ 12.2 $ 30.9 $ 71.1 $ 23.1 Plus: Income tax expense 5.7 9.4 18.4 9.7 Net interest expense 10.6 14.5 21.2 29.5 Net other (income) expense 6.4 (1.1) (17.3) 0.9 Depreciation expense 3.2 3.6 6.4 7.2 Amortization expense 20.9 24.0 41.7 48.0 Non-cash stock-based compensation expense 16.4 10.7 28.0 18.8 Adjusted EBITDA before significant transaction-related expenses $ 75.4 $ 92.0 $ 169.5 $ 137.2 Significant transaction-related expenses: Cost reduction strategies 5.1 0.4 5.1 3.0 Other 0.4 0.4 0.4 0.7 Adjusted EBITDA $ 80.9 $ 92.8 $ 175.0 $ 140.9 Revenue, net of interchange Revenue $ 401.3 $ 373.5 $ 795.8 $ 689.5 Interchange 151.1 124.2 281.9 236.6 Revenue, net of interchange $ 250.2 $ 249.3 $ 513.9 $ 452.9 Net Adjusted EBITDA Margin 32% 37% 34% 31%

Supplemental Financial Data 12Confidential Three Months Ended June 30, Six Months Ended June 30, Segment Information (millions) 2025 2024 2025 2024 Revenue Payment Software $ 179.3 $ 181.7 $ 380.1 $ 322.8 Biller 221.9 191.8 415.7 366.7 Total Revenue $ 401.3 $ 373.5 $ 795.8 $ 689.5 Recurring Revenue Payment Software $ 99.8 $ 92.3 $ 191.6 $ 180.9 Biller 221.9 191.8 415.8 366.7 Total $ 321.7 $ 284.1 $ 607.4 $ 547.6 Segment Adjusted EBITDA Payment Software $ 83.3 $ 94.6 $ 189.8 $ 146.9 Biller 39.8 37.4 70.7 68.2 Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 13Confidential EPS Impact of Non-cash and Significant Transaction-related Items (millions) Three Months Ended June 30, 2025 2024 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 0.12 $ 12.2 $ 0.29 $ 30.9 Adjusted for: Significant transaction-related expenses 0.04 4.1 0.01 0.7 Amortization of acquisition-related intangibles 0.04 4.2 0.06 6.3 Amortization of acquisition-related software 0.03 3.2 0.03 3.3 Non-cash stock-based compensation 0.12 13.0 0.08 8.1 Total adjustments 0.23 24.5 0.18 18.4 Diluted EPS adjusted for non-cash and significant transaction- related items $ 0.35 $ 36.7 $ 0.47 $ 49.3 Note: Amounts may not recalculate due to rounding. Six Months Ended June 30, 2025 2024 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 0.67 $ 71.1 $ 0.22 $ 23.1 Adjusted for: Gain on sale of equity investment (0.20) (21.7) — — Significant transaction-related expenses 0.04 4.1 0.03 2.9 Amortization of acquisition-related intangibles 0.08 8.3 0.12 12.7 Amortization of acquisition-related software 0.06 6.4 0.06 6.7 Non-cash stock-based compensation 0.21 22.2 0.13 14.3 Total adjustments 0.19 19.3 0.34 36.6 Diluted EPS adjusted for non-cash and significant transaction- related items $ 0.86 $ 90.4 $ 0.56 $ 59.7

Non-GAAP Financial Measures 14Confidential To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: ◦ Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass-through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Diluted EPS adjusted for non-cash and significant transaction related items: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Diluted EPS adjusted for non-cash and significant transaction related items should be considered in addition to, rather than as a substitute for, diluted EPS. ◦ Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue. ◦ ARR: New annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the period.

Forward Looking Statements 15Confidential This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release include but are not limited to: (i) our move towards a more scalable and less seasonally-weighted financial model, (ii) looking ahead, we remain focused on increasing shareholder value through sales execution, enhancing the growth orientation across ACI, and the continued development and rollout of Connetic, our next generation payments hub platform, (iii) given the robust performance across the business, we are raising our full-year outlook for both revenue and adjusted EBITDA for 2025, and (iv) Q3 2025 and full-year 2025 revenue and adjusted EBITDA financial guidance. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, business interruptions, cybersecurity incidents or failure of our information technology and communication systems, security breaches, our ability to attract and retain senior management personnel and skilled technical employees, future acquisitions, strategic partnerships and investments, divestitures and other restructuring activities, implementation and success of our strategy, impact if we convert some or all on-premise licenses from fixed-term to subscription model, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, loss caused by theft or fraud, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, consent orders and other compliance agreements, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, events in eastern Europe and the Middle East, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, legal and business risks from artificial intelligence incorporated into our products, risks to our business from the use of artificial intelligence by our workforce, complex regulations applicable to our payments business, our compliance with privacy and cybersecurity regulations, compliance with requirements of the payment card networks and Nacha, exposure to unknown tax liabilities, changes in tax laws and regulations, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, changes in card association and debit network fees or products, impairment of our goodwill or intangible assets, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue- generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, incurring additional debt, events outside of our control including natural disasters, wars, and outbreaks of disease, and revenues or revenue mix below expectations. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

16Confidential